EXHIBIT 10.59

                                                                  EXECUTION COPY


                           SECOND AMENDMENT AND WAIVER
                               TO CREDIT AGREEMENT

         This SECOND AMENDMENT AND WAIVER TO SECOND LIEN CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 22, 2008 and is entered into by and among PACIFIC ENERGY ALASKA OPERATING LLC, a limited liability company organized under the laws of the State of Delaware ("BORROWER"), PACIFIC ENERGY ALASKA HOLDINGS, LLC, a limited liability company organized under the laws of the state of Delaware ("HOLDINGS"), as a Credit Support Party, PACIFIC ENERGY RESOURCES LTD., a corporation organized under the laws of the state of Delaware ("PERL"), as a Credit Support Party, PETROCAL ACQUISITION CORP., a corporation organized under the laws of the state of Delaware, as a Credit Support Party, SAN PEDRO BAY PIPELINE COMPANY, a corporation organized under the laws of the state of California, as a Credit Support Party, CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto (the "LENDERS"), SILVER POINT FINANCE, LLC ("SILVER POINT"), as administrative agent (together with its permitted successor in such capacity, "ADMINISTRATIVE AGENT") and collateral agent, and is made with reference to that certain SECOND LIEN CREDIT AGREEMENT, dated as of August 24, 2007 (as amended through the date hereof, the "CREDIT AGREEMENT"), by and among Borrower, Holdings, the lenders party thereto, Silver Point, as Sole Lead Arranger, Sole Bookrunner, Syndication Agent, Administrative Agent and Collateral Agent and J. Aron & Company, as Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.


                                    RECITALS

         WHEREAS, pursuant to Section 5.14 of the Credit Agreement, the Borrower is to maintain in effect, one or more Hedging Agreements, the effect of which is to fix or cap the interest rates applicable to at least 50% of the Indebtedness that is projected to be outstanding under the Loan Documents and the First Lien Loan Documents, in each case on terms and conditions reasonably acceptable, taking into account current market conditions, to the Agent;

         WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that such Hedging Agreements are not in place, that such failure to maintain such Hedging Agreements in place is an Event of Default (the "EXISTING EVENT OF DEFAULT") and has requested 60 days following the effective date of this Amendment to put Hedging Agreements in place in accordance with Section
5.14 of the Credit Agreement;

         WHEREAS, the Borrower and each other Loan Party have requested that Required Lenders waive the Existing Event of Default and agree to amend certain provisions of the Credit Agreement as provided for herein; and

         WHEREAS, subject to certain conditions set forth herein, Required Lenders are willing to consent to such actions and agree to such amendments.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.        LIMITED WAIVER AND AGREEMENT

         (a) The Required Lenders hereby waive, effective as of the Second Amendment Effective Date the Existing Event of Default; provided that such waiver shall remain in effect only so long as the Borrower satisfies the requirements of Section I(b). If the Borrower fails to satisfy the requirements of Section I(b) hereof, such failure shall constitute an Event of Default.

         (b) The Borrower shall, as promptly as practicable and in any event within 60 days after the Second Amendment Effective Date, enter into, and for a period of not less than three years after the Closing Date maintain in effect, one or more Hedging Agreements, the effect of which is to fix or cap the interest rates applicable to at least 50% of the Indebtedness that is projected to be outstanding under the Loan Documents and the First Lien Loan Documents, in each case on terms and conditions reasonably acceptable, taking into account current market conditions, to the Agent. Each such Hedging Agreement shall be entered into with a person that is reasonably acceptable to the Agent.

SECTION II.       AMENDMENT TO CREDIT AGREEMENT

2.1      AMENDMENT TO SECTION 6.11

         Section 6.11(b) is hereby amended by (x) inserting "(i)" immediately following the caption "LEVERAGE RATIO." and (y) replacing the table set forth therein with the following table:

========================================================= ======================
Fiscal Quarter                                               Maximum Ratio
--------------------------------------------------------- ----------------------
4th Fiscal Quarter 2007                                       8.00 to 1.00
--------------------------------------------------------- ----------------------
1st and 2nd Fiscal Quarters 2008                              6.00 to 1:00
--------------------------------------------------------- ----------------------
3rd and 4th Fourth Fiscal Quarters 2008                       5.50 to 1.00
--------------------------------------------------------- ----------------------
1st, 2nd, 3rd and 4th Fiscal Quarters 2009                    4.00 to 1.00
--------------------------------------------------------- ----------------------
1st, 2nd, 3rd and 4th Fiscal Quarters 2010 and thereafter     3.50 to 1.00
========================================================= ======================

Section 6.11(b) is hereby further amended to add the following as a new clause
(ii) thereunder:

         "(ii) (a) With respect to the 4th Fiscal Quarter 2007, Holdings shall have (i) cash receipts from the sale of production in an amount no less than $40,000,000 and (ii) Consolidated EBIDTA in an amount no less than $20,000,000;

                  (b) with respect to the 1st Fiscal Quarter 2008, Holdings shall have (x) cash receipts from the sale of production in an amount no less than $42,000,000 and (y) Consolidated EBITDA in an amount no less than $23,000,000."

SECTION III.      CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective as of January 18, 2008 only upon the satisfaction of all of the following conditions precedent (such date, the "SECOND AMENDMENT EFFECTIVE DATE"):

         A. EXECUTION. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Loan Parties and the Required Lenders.

         B. PAYMENTS AND EXPENSES. The Administrative Agent and J. Aron shall have received all invoiced payments and other amounts due and payable on or prior to the Second Amendment Effective Date, including, payments required under the Letter Agreement (as defined below) and, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder.

         C. NECESSARY CONSENTS. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

         D. NO DEFAULT. After giving effect to the waiver set forth in Section I hereof, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

         E. ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties as set forth herein shall be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date

         F. OTHER DOCUMENTS. Administrative Agent and Lenders shall have received (i) a fully executed copy of that certain letter agreement, dated the date hereof (the "LETTER AGREEMENT"), among the Borrower, Holdings and the Lenders party to the Credit Agreement and (ii) such other documents, information or agreements regarding Loan Parties as Administrative Agent or Collateral Agent may reasonably request.

SECTION IV.       REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each Lender executing and delivering this Amendment that the following statements are true and correct in all material respects:

         A. CORPORATE POWER AND AUTHORITY. Each Loan Party which is party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the other Loan Documents.

         B. AUTHORIZATION OF AGREEMENTS. Each Loan Party has duly taken all company action necessary to authorize the execution and delivery by it of the Amendment, the Amended Agreement and the other Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. The Borrower is duly authorized to borrow funds under the Credit Agreement.

         C. NO CONFLICT. The execution and delivery by the Loan Parties of this Amendment and the Amended Agreement and the other Loan Documents, the performance by each of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with any provision of (A) any Governmental Requirement, (B) the certificate or articles of incorporation or other constitutive documents or by-laws of any Loan Party, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Loan Party, (ii) result in the acceleration of any Indebtedness owed by any Loan Party, or (iii) result in or require the creation of any Lien upon any assets or properties of any Loan Party except as expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by any Loan Party of any document executed in connection with this Amendment or to consummate any transactions contemplated by the Amended Agreement and the other Loan Documents.

         D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by Borrower of the Amended Agreement and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Loan Parties party thereto and are legal, valid and binding obligations of each Loan Party which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Requirement of Law of general application relating to the enforcement of creditors' rights and by general principles of equity.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article III of the Amended Agreement are and will be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default.

SECTION V.        ACKNOWLEDGMENT AND CONSENT

         Each Guarantor is referred to herein as a "CREDIT SUPPORT PARTY" and collectively as the "CREDIT SUPPORT PARTIES", and the Loan Documents to which they are a party are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" (and, if applicable, all "Secured Obligations" or "Loan Document Obligations") under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

         Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION VI.       MISCELLANEOUS

A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Amendment", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

         B. HEADINGS. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


BORROWER:                                  PACIFIC ENERGY ALASKA OPERATING LLC


                                           By: /s/ Darren Katic
                                               ---------------------------------
                                               Name:  Darren Katic
                                               Title: President


CREDIT SUPPORT PARTIES:                    PACIFIC ENERGY ALASKA HOLDINGS, LLC


                                           By: /s/ Darren Katic
                                               ---------------------------------
                                               Name:  Darren Katic
                                               Title: President


                                           PACIFIC ENERGY RESOURCES LTD.


                                           By: /s/ Darren Katic
                                               ---------------------------------
                                               Name:  Darren Katic
                                               Title: President


                                           PETROCAL ACQUISITION CORP.


                                           By: /s/ Darren Katic
                                               ---------------------------------
                                               Name:  Darren Katic
                                               Title: President


                                           SAN PEDRO BAY PIPELINE COMPANY


                                           By: /s/ Darren Katic
                                               ---------------------------------
                                               Name:  Darren Katic
                                               Title: President

                                           SILVER POINT FINANCE, LLC,
                                           as Administrative Agent


                                           By: /s/ Richard Petrilli
                                               ---------------------------------
                                                    Authorized Signatory

LENDERS:                                   J. ARON & CO., as Lender


                                           By: /s/ Donna Mansfield
                                               ---------------------------------
                                               Name:  Donna Mansfield
                                               Title: Attorney In Fact


                                           SPF CDO I, LTD., as Lender


                                           By: /s/ Richard Petrilli
                                               ---------------------------------
                                               Name:  Richard Petrilli
                                               Title: Authorized Signatory


                                           SPCP GROUP, L.L.C., as Lender


                                           By: /s/ Richard Petrilli
                                               ---------------------------------
                                               Name:  Richard Petrilli
                                               Title: Authorized Signatory


                                           FIELD POINT I, LTD., as Lender


                                           By: /s/ Richard Petrilli
                                               ---------------------------------
                                               Name:  Richard Petrilli
                                               Title: Authorized Signatory

                                           FIELD POINT III, LTD., as Lender


                                           By: /s/ Richard Petrilli
                                               ---------------------------------
                                               Name:  Richard Petrilli
                                               Title: Authorized Signatory